UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 9, 2006

Trimeris, Inc.

(Exact Name of Registrant as Specified in Its Charter)

DE

(State or Other Jurisdiction of Incorporation)

0-23155	561808663
(Commission File Number)	(IRS Employer Identification No.)

3500 Paramount Parkway, Morrisville, NC	27560
(Address of Principal Executive Offices)	(Zip Code)

(919) 419-6050

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 9, 2006, Trimeris, Inc. issued a press release announcing the financial results for the fourth quarter ending December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

On May 10, 2006, Trimeris, Inc. issued a press release announcing the financial results for the three-month period ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.2.

The information in this Form 8-K (including Exhibit 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Press release dated March 9, 2006.

Press release dated May 10, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.

Date: May 11, 2006	By:	/s/ Robert R. Bonczek
Robert R. Bonczek Chief Financial Officer and General Counsel